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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                      January 29, 1999 (January 28, 1999)

                             LOGAN'S ROADHOUSE, INC.
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             (Exact name of registrant as specified in its charter)

     Tennessee                 0-26400                        62-1602074
 ---------------        ------------------------         ---------------------
 (State or Other        (Commission File Number)           (I.R.S. Employer
 Jurisdiction of                                         Identification Number)
  Incorporation)
                          565 Marriott Drive, Suite 490
                           Nashville, Tennessee 37214
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               (Address of principal executive offices) (zip code)

                                 (615) 885-9056
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              (Registrant's telephone number, including area code)

                                 Not applicable
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          (former name or former address, if changed since last report)


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                         Exhibit Index located on Page 4


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ITEM 5. OTHER EVENTS.

         On January 28, 1999, Logan's Roadhouse, Inc., a Tennessee corporation (the "Company"), announced financial results for the fourth quarter and year ended December 27, 1998. In the fourth quarter of 1998, the Company incurred merger-related expenses of $615,000, or $0.08 per diluted share, in connection with the previously announced merger with CBRL Group, Inc. In addition, the Company reported earnings for the fourth quarter, excluding merger-related expenses, below analysts' expectations.

         The press release announcing financial results for the fourth quarter and year ended December 27, 1998 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  None Required.

         (b)      Pro Forma Financial Information.

                  None Required.

         (c)      Exhibits.

                  99.1     Form of press release issued by Logan's
                           Roadhouse, Inc. announcing financial results for the fourth quarter and year ended December 27, 1998.





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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LOGAN'S ROADHOUSE, INC.


                                            By: /s/ EDWIN W. MOATS, JR.
                                                --------------------------------
                                                Edwin W. Moats, Jr.
                                                Chairman, President and
                                                Chief Executive Officer

Date: January 29, 1999





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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                     DESCRIPTION OF EXHIBITS
------                     -----------------------

99.1 Form of press release issued by Logan's Roadhouse, Inc. announcing financial results for the fourth quarter and year ended December 27, 1998.







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